UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Intrepid Potash, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Intrepid Sets Date for Shareholder Vote on Reverse Stock Split

DENVER, CO; June 30, 2020 - - Intrepid Potash Inc. (NYSE:IPI) (“Intrepid”) has scheduled a special meeting of stockholders on Tuesday, July 28, 2020, at 10:00 a.m., Mountain Time to vote on a non-dilutive reverse split of Intrepid’s common stock at a ratio ranging from one-for-three (1:3) to one-for-fifteen (1:15) and a related reduction in authorized shares. The final ratio will be determined by Intrepid’s board based on, among other factors, its stock price on the split date.

While Intrepid has regained compliance with NYSE minimum share price requirements, management believes a reverse split is in the best interests of Intrepid and stockholders by allowing more flexibility to, among other things, potentially improve the marketability and liquidity of its common stock and avoid the possibility of future noncompliance with the listing requirements of the NYSE.

The reverse split is not expected to have any impact on Intrepid’s underlying business beyond freeing up management time to focus on generating shareholder value and execute Intrepid’s business strategy. Intrepid reviewed several hundred examples of companies that have effected reverse splits as well as extensive academic research and found no significant relationship between splits and individual company valuations one year later. Furthermore, Intrepid expects that achieving a share price over $5 through the reverse split will expose Intrepid stock to a broader potential investor base who would not otherwise have been able to invest in Intrepid’s due to investment policies.

Intrepid’s management reiterates that the reverse split is not intended to have any dilutive effect on shareholders. If approved by the stockholders and implemented, the reduction in authorized shares accompanying the reverse split, depending on the reverse split ratio, is intended to maintain as nearly as practicable the current proportion of number of authorized shares of Intrepid’s common stock relative to the number of shares of common stock issued and outstanding.  At present, Intrepid does not have any plans for the authorized but unissued shares of common stock that will become available following the implementation of a reverse stock split, other than to accommodate additional shares of common stock (on a pre-reverse split basis) to be authorized and reserved for future equity awards under Intrepid’s Equity Incentive Plan.

The special meeting will be held entirely online live via audio webcast and stockholders will be able to attend and participate in the special meeting online by visiting www.virtualshareholdermeeting.com/IPI2020SM, where stockholders will be able to listen to the special meeting live, submit questions, and vote. Additional information can be found in the proxy materials sent to each stockholder and filed with the SEC.

About Intrepid:

Intrepid is a diversified mineral company that delivers potassium, magnesium, sulfur, salt, and water products essential for customer success in agriculture, animal feed, and the oil and gas industry. Intrepid is the only U.S. producer of muriate of potash, which is applied as an essential nutrient for healthy crop development, utilized in several industrial applications, and used as an ingredient in animal feed. In addition, Intrepid produces a specialty fertilizer, Trio(R), which delivers three key nutrients, potassium, magnesium, and sulfate, in a single particle. Intrepid also provides water, magnesium chloride, brine, and various oilfield products and services.

Intrepid serves diverse customers in markets where a logistical advantage exists and is a leader in the use of solar evaporation for potash production, resulting in lower cost and more environmentally friendly production. Intrepid’s mineral production comes from three solar solution potash facilities and one conventional underground Trio(R) mine.

Intrepid routinely posts important information, including information about upcoming investor presentations and press releases, on its website under the Investor Relations tab. Investors and other interested parties are encouraged to enroll at intrepidpotash.com, to receive automatic email alerts for new postings.

Forward-Looking Statements

This press release includes certain statements concerning expectations for the future that are forward-looking within the meaning of the federal securities laws. Forward-looking statements contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause Intrepid’s actual results in future periods to differ materially from anticipated or projected results. Forward-looking statements in this press release include, among others, statements regarding Intrepid’s plans for a reverse stock split and reduction in authorized shares and the effect of the same on Intrepid, its business, management, and price, liquidity of and market for its common stock. An extensive list of specific material risks and uncertainties affecting Intrepid is contained in its Annual Report on Form 10-K for the year ended December 31, 2019, and the most recent quarterly and current reports filed with the Securities and Exchange Commission from time to time. Any forward-looking statements in this press release are made as of the date of this press release, and Intrepid undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be submitted to Intrepid’s stockholders at its special meeting seeking approval to effect the reverse stock split and a reduction in the number of authorized shares of its common stock. In connection with the reverse stock split and authorized shares reduction, Intrepid has filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”). Stockholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the reverse stock split and authorized shares reduction. Stockholders may obtain a copy of the definitive proxy statement and other documents filed by Intrepid free of charge from the SEC’s website, www.sec.gov. In addition, stockholders may obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Intrepid Potash, Inc., 1001 17th Street, Suite 1050, Denver, Colorado 80202, Attention: Secretary.

Participants in the Solicitation

Intrepid and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Intrepid’s stockholders in respect of the reverse stock split and authorized shares reduction. Information about Intrepid’s directors and executive officers is set forth in Intrepid’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 3, 2020, its Current Report on Form 8-K filed with the SEC on April 24, 2020 and its proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2020. Investors may obtain additional information regarding the interests of the company and its directors and executive officers in the reverse stock split and authorized shares reduction by reading the definitive proxy statement relating to the special meeting.

Contact:
Matt Preston, Vice President of Finance
Phone:  303-996-3048